Subsequent Events	6 Months Ended
Jun. 30, 2018
Subsequent Events [Abstract]
Subsequent Events

NOTE 15 – SUBSEQUENT EVENTS

On August 7, 2018, the Company consummated its asset purchase agreement with Shorewood RV Center, a Minnesota business corporation. Simultaneous with execution of the asset purchase agreement, the Company executed a real estate purchase agreement with the owner of Shorewood RV Center. The purchase price consists of cash and a note payable to the seller of Shorewood RV Center. In addition, the Company has acquired the inventory of Shorewood RV Center and has added the inventory to the M&T Floor Plan Line of Credit. The Company entered into a sales arrangement with a third party for the assets purchased in the real estate purchase agreement and simultaneously leased the property back from the third party. The Company is evaluating the accounting effect of the transaction.